                                                              File No. 333-21085

                       Securities and Exchange Commission
                          Washington, D. C. 20549-1004

                                 Post-Effective
                                 Amendment No. 1

                                       to
                                    Form S-6



              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2


            Fidelity Defined Trusts Municipal Income Trust, Series 1
                              (Exact Name of Trust)

                     National Financial Services Corporation
                            (Exact Name of Depositor)

                            82 Devonshire Street N7A
                        Boston, Massachusetts 02109-3614
          (Complete address of Depositor's principal executive offices)


National Financial Services Corporation               Chapman and Cutler
Attention:   David J. Pearlman                        Attention: Mark J. Kneedy
82 Devonshire Street N7A                              111 West Monroe Street
Boston, Massachusetts 02109-3614                      Chicago, Illinois 60603
                (Name and complete address of agents for service)


(X) Check if it is proposed that this filing will become effective on July 1, 1998 pursuant to paragraph (b) of Rule 485.

                      CONTENTS OF POST-EFFECTIVE AMENDMENT
                            TO REGISTRATION STATEMENT

      This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                     The Consent of Independent Accountants

The investor is advised to read and retain this Prospectus for future reference.


Units of the Trusts are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.

--------------------------------------------------------------------------------

                           SPONSOR: NATIONAL FINANCIAL
                              SERVICES CORPORATION

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FIDELITY


DEFINED TRUSTS SERIES, MUNICIPAL INCOME TRUST, SERIES 1


PROSPECTUS - PART I


JULY 1, 1998



INSURED MASSACHUSETTS TRUST, SERIES 1

INSURED PENNSYLVANIA TRUST, SERIES 1



This Part I of the Prospectus may not be distributed unless accompanied by Part II of the Prospectus. Both Parts I and II of the Prospectus should be retained for future reference.


FIDELITY INVESTMENTS(R)

82 Devonshire Street, Boston, MA  02109

      This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is made.

                                ---------------

      No person is authorized to give any information or to make any representations not contained in this Prospectus and any information or representation not contained herein must not be relied upon as having been authorized by the Trusts, the Trustee, or the Sponsor. The Trusts are registered as unit investment trusts under the Investment Company Act of 1940. Such registration does not imply that the Trusts or the Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

                                 ---------------

      This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

            FIDELITY DEFINED TRUSTS, MUNICIPAL INCOME TRUST, SERIES 1

PROSPECTUS
Part I
July 1, 1998

The Trusts

Fidelity Defined Trusts, Municipal Income Trust, Series 1 consists of two underlying unit investment trusts: Insured Massachusetts Trust, Series 1 and Insured Pennsylvania Trust, Series 1

INSURED MASSACHUSETTS TRUST, SERIES 1

Insured Massachusetts Trust, Series 1 (the "Insured Massachusetts Trust") consists of a portfolio of interest-bearing obligations issued by or on behalf of the Commonwealth of Massachusetts which, in the opinion of recognized bond counsel to the issuing authorities, provide income which is exempt from Federal income tax and Massachusetts income tax, as detailed herein.

INSURED PENNSYLVANIA TRUST, SERIES 1

Insured Pennsylvania Trust, Series 1 (the "Insured Pennsylvania Trust") consists of a portfolio of interest-bearing obligations issued by or on behalf of the Commonwealth of Pennsylvania which, in the opinion of recognized bond counsel to the issuing authorities, provide income which is exempt from Federal income tax and Pennsylvania income tax, as detailed herein.

                        INDEPENDENT AUDITORS' REPORT



THE UNITHOLDERS, SPONSOR AND TRUSTEE
FIDELITY DEFINED TRUSTS
MUNICIPAL INCOME TRUST, SERIES 1
INSURED MASSACHUSETTS TRUST, SERIES 1
INSURED PENNSYLVANIA TRUST, SERIES 1


We have audited the statements of financial condition and schedules of portfolio securities of Fidelity Defined Trusts Insured Massachusetts Trust, Series 1 and Insured Pennsylvania Trust, Series 1 as of February 28, 1998, and the related statements of operations and changes in net assets for the period from March 5, 1997 (date of deposit) to February 28, 1998. These financial statements are the responsibility of the Trustee (see Footnote (a)(1)). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 28, 1998 as shown in the statements of financial condition and schedules of portfolio securities by correspondence with The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and the significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fidelity Defined Trusts Municipal Income Trust, Insured Massachusetts Trust, Series 1 and Insured Pennsylvania Trust, Series 1 as of February 28, 1998, and the results of their operations and the changes in their net assets for the period from March 5, 1997 (date of deposit) to February 28, 1998 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



May 27, 1998
New York, New York

                             ESSENTIAL INFORMATION

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED MASSACHUSETTS, SERIES 1

                             AS OF FEBRUARY 28, 1998



SPONSOR:  NATIONAL FINANCIAL SERVICES CORPORATION
TRUSTEE:  THE CHASE MANHATTAN BANK
EVALUATOR:  MULLER DATA CORPORATION

The income, expense and distribution data set forth below has been calculated for Unitholders purchasing less than 50,000 Units of a Trust. Unitholders purchasing 50,000 Units or more of a Trust will receive a slightly higher return because of the reduced sales charge for larger purchases.

                                                                          INSURED        INSURED
                                                                       MASSACHUSETTS  PENNSYLVANIA
                                                                           TRUST          TRUST

Public Offering Price per Units (1).................................    $ 10.51155     $ 10.56114
Principal Amount of Securities per Unit.............................    $    10.00     $    10.00
Estimated Current Return based on Public Offering Price (2)(4)(5)...         4.842%         4.879%
Estimated Long-Term Return based on Public Offering Price(2)(3)(4)..         4.745%         4.679%
Estimated Normal Annual Distribution per Unit.......................    $    .4678     $    .4723
Principal Amount of Securities......................................    $1,500,000     $3,000,000
Number of Units.....................................................       150,000        300,000
Fractional Undivided Interest per Units.............................     1/150,000      1/300,000
Calculation of Public Offering Price:
  Aggregate Bid Price of Securities.................................    $1,509,533     $3,024,943
  Aggregate Bid Price of Securities per Unit........................    $ 10.06355     $ 10.08314
  Plus Sales Charge per Unit (2)....................................    $     .478     $     .478
  Public Offering Price per Unit (1)................................    $ 10.54155     $ 10.56114
Calculation of Estimated Net Annual Interest Income per Unit:
  Estimated Annual Interest Income..................................    $   .53583     $   .54041
  Less: Estimated Annual Expense....................................    $    .0254     $    .0251
  Estimated Net Annual Interest Income..............................    $   .51043     $   .51531
Estimated Daily Rate of Net Interest Accrual........................    $   .00141     $   .00143
Estimated Average Life of Securities................................    24.9 years     23.9 years
Minimum Principal Value of the Trust under which Trust Agreement
  may be terminated (5).............................................            20%            20%

Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (generally 4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.

                                                                          INSURED        INSURED
                                                                       MASSACHUSETTS  PENNSYLVANIA
                                                                           TRUST          TRUST

Interest Payments (7):
  Estimated Normal Monthly Distribution per Unit....................      $ .0389        $.03935
  Estimated Normal Annual Distribution per Unit.....................      $ .4678        $ .4723
Date Trusts Established.............................................       3/5/97         3/5/97
Mandatory Termination Date..........................................   12/31/2045     12/31/2045
Trustee's Annual Fee per Unit (6)...................................      $ .0139        $ .0136
Maximum Evaluator's Annual Evaluation Fee per Unit..................      $.00520        $ .0052
Estimated Annual Organizational Expenses per Unit (8)...............      $  .004        $  .004

(1) Anyone ordering Units will pay accrued interest from the preceding record date to the date of settlement (normally three business days after order).

(2) The Estimated Current Return and Estimated Long-Term Return are increased for transactions entitled to a reduced sales charge. See "Public Offering of Units - Public Offering Price" in Part II of this Prospectus.

(3) The Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in the accrued interest; therefore, there is no assurance that the present Estimated Current Returns indicated above will be realized in the future. The Estimated Long-Term Returns are calculated using a formula which: (1) takes into consideration and determines and factors in the relative weightings of, the market values, yield (which take into account the amortization of premiums and the accretion of discounts) and the expected retirement dates of all of the Securities in the applicable Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirement dates of the Securities and expenses of each Trust will change, there is no assurance that the present Estimated Long-Term Returns as indicated above will be realized in the future. The Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of the Estimated Long-Term Returns reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only net annual interest income and Public Offering Price.

(4) This figure is based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Securities. The estimated cash flows to Unitholders for the Trusts are available upon request at no charge from the Sponsor.

(5) The minimum principal value of each Trust under which the Trust Agreement may be terminated is 20% of the total aggregate principal amount of securities deposited in each Portfolio during the initial offering period.

(6) The Trustee's annual fee includes $.07 per Unit which is paid to the Sponsor in return for its providing certain bookkeeping and administrative services to its customers. See "Trust Information Trust Expenses".

(7) Unitholders will receive interest distributions monthly. The Record Date is the 10th day of the month, and the distribution date is the 20th day of the month.

(8) Each Trust (and therefore the Unitholders of the respective Trust) will bear all or a portion of its organizational costs (including costs of preparing the registration statement, the Trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolios, legal fees and the initial fees and expenses of the Trustee but not including the expenses incurred in the preparation and printing of brochures and other advertising materials and other selling expenses) as is common for mutual funds. Total organizational expenses will be amortized over a five-year period or over the life of a Trust if the term of such Trust is less than five years. See "Trust Expenses" in Part II of this Prospectus and "Statements of Net Assets. Historically, the Sponsors of Unit investment trusts have paid all of the costs of establishing such trusts.

                        STATEMENT OF FINANCIAL CONDITION

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED MASSACHUSETTS, SERIES 1

                                FEBRUARY 28, 1998


                                 TRUST PROPERTY

Investments in securities at market value (cost
  $1,435,396 (Note (a) and Schedule of Portfolio
  Securities Notes (4) and (5))                                    $1,509,533

Accrued interest receivable                                            28,306

Deferred organizational costs                                           4,800
                                                                   ----------

           Total                                                    1,542,639
                                                                   ----------

LESS LIABILITIES:

   Accrued organizational costs                      $    5,600

   Advance from Trustee                                  29,522

   Accrued Sponsor fees                                     194
                                                     ----------

           Total liabilities                                           35,316
                                                                   ----------

NET ASSETS:

   Balance applicable to 150,000 Units of fractional undivided interest outstanding (Note (c)):

      Net amount applicable to investors              1,509,533

      Overdistributed net investment income
        and principal (Note (b))                         (2,210)
                                                     ----------

           Net assets                                              $1,507,323
                                                                   ==========

Net asset value per Unit ($1,507,323 divided by 150,000 Units)     $    10.05
                                                                   ==========





                         See notes to financial statements

                             STATEMENT OF OPERATIONS

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED MASSACHUSETTS, SERIES 1


                                                            FOR THE PERIOD FROM
                                                               MARCH 5, 1997
                                                           (DATE OF DEPOSIT) TO
                                                             FEBRUARY 28, 1998

Investment income - interest                                      $101,699
                                                                  --------

Less Expenses:

   Trustee fees and expenses                                         4,678

   Sponsor fees                                                        194

   Amortization of organizational costs                              1,200
                                                                  --------
           Total expenses                                            6,072
                                                                  --------
Investment income - net                                             95,627
                                                                  --------

Net gain on investments:

   Realized gain on securities sold or redeemed                     20,173

   Change in unrealized market appreciation                         74,137
                                                                  --------
           Net gain on investments                                  94,310
                                                                  --------
Net increase in net assets resulting from operations              $189,937
                                                                  ========




                        See notes to financial statements

                       STATEMENT OF CHANGES IN NET ASSETS

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED MASSACHUSETTS, SERIES 1



                                                             FOR THE PERIOD FROM
                                                                MARCH 5, 1997
                                                            (DATE OF DEPOSIT) TO
                                                              FEBRUARY 28, 1998

Operations:

   Net investment income                                        $    95,627

   Realized gain on securities sold or redeemed                      20,173

   Net unrealized market appreciation                                74,137
                                                                -----------
           Net increase in net assets resulting from
             operations                                             189,937
                                                                -----------
Less Distribution to Unit Holders:

   Investment income - net                                          (89,315)
                                                                -----------

           Total capital share transactions                         (89,315)
                                                                -----------

Less Capital Share Transactions:

   Redemption of 150,000 Units                                   (1,461,330)

   Accrued interest on redemption                                    (2,760)
                                                                -----------

           Total capital share transactions                      (1,464,090)
                                                                -----------

Net decrease in net assets                                       (1,363,468)

Net assets:

   Beginning of period (Note (c))                                 2,870,791
                                                                -----------

   End of period (including overdistributed net investment
     income and principal of $(2,210))                          $ 1,507,323
                                                                ===========


                        See notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED MASSACHUSETTS, SERIES 1

                                FEBRUARY 28, 1998



(a)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

     (1)  Basis of Presentation

          The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Portfolio of Securities on the basis set forth in Part II of this Prospectus, "Public Offering of Units - Public Offering Price". Under the Securities Act of 1933 ("the Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of the Trust included in the Trust's Registration Statement under the Act and amendments thereto.

     (2)  Investments

          Investments are stated at market value as determined by the Evaluator based on the bid side evaluations on the last day of trading during the period, except that value on the initial date of deposit (March 5, 1997) represents the cost of investments to the Trust based on the offering side evaluations as of the opening of business on the initial date of deposit.

     (3)  Income Taxes

          The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

     (4)  Expenses

          The Trust pays annual Trustee's fees, estimated expenses and Evaluator's fees, and may incur additional charges as explained and under "Trust Expenses" in Part II of this Prospectus.

                          NOTES TO FINANCIAL STATEMENTS

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED MASSACHUSETTS, SERIES 1


                                FEBRUARY 28, 1998



(b)  DISTRIBUTIONS

     Interest received by the Trust is distributed to the Unit Holders on or shortly after the twentieth day of each month after deducting applicable expenses. Receipts other than interest are distributed as explained in "Distributions to Unitholders" in Part II of this Prospectus.

(c)  ORIGINAL COST TO INVESTORS

     The original cost to investors represents the aggregate initial public offering price as of the date of deposit (March 5, 1997) exclusive of accrued interest, computed on the basis set forth under "Public Offering of Units - Public Offering Price" in Part II of this Prospectus.

     A reconciliation of the original cost of Units to investors to the net amount applicable to investors as of February 28, 1998 follows:

        Original cost to investors                               $ 3,013,954

        Less: Gross underwriting commissions (sales charge )        (143,163)
                                                                 -----------

        Net cost to investors                                      2,870,791

        Cost of securities sold or redeemed                       (1,435,395)

        Unrealized market appreciation                                74,137
                                                                 -----------

        Net amount applicable to investors                       $ 1,509,533
                                                                 ===========

(d)  OTHER INFORMATION

     Selected data for a Unit of the Trust during the period:

        Income distributions during period                           $  .47
                                                                     ======

        Net asset value at end of period                             $10.05
                                                                     ======

        Trust Units outstanding at end of period                    150,000
                                                                    =======

                        SCHEDULE OF PORTFOLIO SECURITIES

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED MASSACHUSETTS, SERIES 1

                                FEBRUARY 28, 1998


PORT-                                                                                  OPTIONAL
FOLIO                                 RATING      FACE       COUPON    MATURITY        REFUNDING           MARKET
 NO.      TITLE OF SECURITIES           (1)      AMOUNT       RATE       DATE        REDEMPTIONS(2)      VALUE(3)(4)

  1.  Massachusetts State Water
      Resources Authority, General
      Revenue Bonds, 1993 Series C.    AAA     $  250,000    5.250%    12/01/20      12/01/04@102        $  249,812

  2.  Massachusetts State Indus-
      trial Finance Agency, Reve-
      nue Bonds, College of the
      Holy Cross, 1996 Issue.          AAA        200,000    5.500     03/01/20      03/01/06@102           204,472

  3.  Massachusetts Health and
      Educational Facilities
      Authority, Revenue Bonds,
      New England Medical Center
      Hospitals Issue, Series G.       AAA        250,000    5.375     07/01/24      07/01/04@102           250,945

  4.  Massachusetts State Indus-
      trial Finance Agency, Reve-
      nue Bonds, Dexter School
      Project Issue, Series 1997.      AAA        250,000    5.450     05/01/19      05/01/07@102           254,163

  5.  Massachusetts State Indus-
      trial Finance Agency, Reve-
      nue Bonds, Babson College
      Issue, Series 1997 A.            AAA        250,000    5.250     10/01/27      10/01/07@102           248,500

  6.  Massachusetts Bay Transit
      Authority, General Trans-
      portation System Bonds, 1995
      Series B.                        AAA        250,000    5.375     03/01/25      03/01/05@101           251,468

  7.  South Essex Massachusetts
      Sewerage District (Massachu-
      setts), General Obligation
      Sewer Bonds, 1996 Series A.      AAA         50,000    5.250     06/15/24      06/15/06@102            50,173
                                               ----------                                                ----------

                                               $1,500,000                                                $1,509,533
                                               ==========                                                ==========




                  See notes to schedule of portfolio securities

                    NOTES TO SCHEDULE OF PORTFOLIO SECURITIES

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED MASSACHUSETTS, SERIES 1

                                FEBRUARY 28, 1998


 (1) All ratings are by Standard & Poor's unless otherwise indicated. Such ratings were obtained from a municipal bond information reporting service. The "AAA" rating on each bond is a result of insurance. Insurance, however, does not cover certain market risks associated with fixed income securities such as accelerated payments of principal, mandatory redemptions prior to maturity or interest rate risks. See "Insurance on the Bonds" and "Description of Bond Ratings" in Part II of this Prospectus.

 (2) There is shown under this heading the year in which each issue of Bonds initially is redeemable and the redemption price for that year or, if currently redeemable, the redemption price in effect on the Initial Date of Deposit. Issues of Bonds are redeemable at declining prices (but not below par value) is subsequent years except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. In addition, certain Bonds in the portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. See "Risk Factors" in Part II of this Prospectus for a discussion of Bond redemptions and a description of certain of such unusual or extraordinary circumstances under which Bonds may be redeemed. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unit holders the principal amount and any premium received on such redemption (except to the extent the proceeds of the redeemed Bonds are used to pay for Unit redemptions). The estimated current return and the estimated long-term return in this event may be affected by such redemptions. For the Federal and state tax effect on Unit holders of such redemptions and resultant distributions, see "Tax Status" in Part II of this Prospectus.

 (3) The market value of the Securities as of February 28, 1998 was determined by the Evaluator on the basis of bid side evaluations for the Securities at such date.

 (4) At February 28, 1998, the unrealized market appreciation of all Securities was comprised of the following:

       Gross unrealized market appreciation          $74,137

       Gross unrealized market depreciation                -
                                                     -------
       Unrealized market appreciation                $74,137
                                                     =======

      The aggregate cost of the Securities for Federal income tax purposes was $1,435,396 at February 28, 1998.

                        STATEMENT OF FINANCIAL CONDITION

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED PENNSYLVANIA, SERIES 1

                                FEBRUARY 28, 1998


                                 TRUST PROPERTY

Investments in Securities at market value (amortized
  cost $2,880,467) (Note (a) and Schedule of Portfolio
  Securities Notes (4) and (5))                                    $3,024,943

Accrued interest receivable                                            37,792

Deferred organizational costs                                           4,800
                                                                   ----------

           Total                                                    3,067,535
                                                                   ----------

LESS LIABILITIES:

   Accrued organizational costs                      $    5,600

   Advance from Trustee                                  27,307

   Accrued Trustee's fees and expenses                    1,311

   Accrued Sponsor's fees                                   300
                                                     ----------

           Total liabilities                                           34,518
                                                                   ----------

NET ASSETS:

   Balance applicable to 300,000 Units of
     fractional undivided interest outstanding
     (Note (c)):

      Net amount applicable to investors              3,024,943

      Undistributed net investment income

        and principal (Note (b))                          8,074
                                                     ----------

           Net assets                                              $3,033,017
                                                                   ==========

Net asset value per Unit ($3,033,017 divided by 300,000 Units)     $    10.11
                                                                   ==========




                        See notes to financial statements

                             STATEMENT OF OPERATIONS

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED PENNSYLVANIA, SERIES 1



                                                            FOR THE PERIOD FROM
                                                               MARCH 5, 1997
                                                           (DATE OF DEPOSIT) TO
                                                             FEBRUARY 28, 1998

Investment income - interest                                     $159,908
                                                                 --------

Less Expenses:

   Trustee fees and expenses                                        7,130

   Sponsor fees                                                       300

   Amortization of organizational costs                             1,200
                                                                 --------
           Total expenses                                           8,630
                                                                 --------
Investment income - net                                           151,278

Change in unrealized market appreciation                          144,476
                                                                 --------
Net increase in net assets resulting from operations             $295,754
                                                                 ========




                        See notes to financial statements

                         STATEMENT OF CHANGES IN NET ASSETS

                              FIDELITY DEFINED TRUSTS
                          MUNICIPAL INCOME TRUST, SERIES 1
                           INSURED PENNSYLVANIA, SERIES 1

                                                             FOR THE PERIOD FROM
                                                                MARCH 5, 1997
                                                            (DATE OF DEPOSIT) TO
                                                              FEBRUARY 28, 1998

Operations:

   Net investment income                                         $  151,278

   Change in unrealized market appreciation                         144,476
                                                                 ----------

           Net increase in net assets resulting from
             operations                                             295,754
                                                                 ----------

Less Distribution to Unit Holders:

   Investment income - net                                         (141,704)
                                                                 ----------

           Total distributions                                     (141,704)
                                                                 ----------

Net increase in net assets                                          154,050

Net assets:

   Beginning of period (Note (c))                                 2,878,967
                                                                 ----------

   End of period (including undistributed net investment

     income and principal of $8,074)                             $3,033,017
                                                                 ==========




                        See notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED PENNSYLVANIA, SERIES 1

                                FEBRUARY 28, 1998



(a)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

     (1)  Basis of Presentation

          The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Portfolio of Securities on the basis set forth in Part II of this Prospectus, "Public Offering of Units - Public Offering Price". Under the Securities Act of 1933 ("the Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of the Trust included in the Trust's Registration Statement under the Act and amendments thereto.

     (2)  Investments

          Investments are stated at market value as determined by the Evaluator based on the bid side evaluations on the last day of trading during the period, except that value on the initial date of deposit (March 5, 1997) represents the cost of investments to the Trust based on the offering side evaluations as of the opening of business on the initial date of deposit.

     (3)  Income Taxes

          The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

     (4)  Expenses

          The Trust pays annual Trustee's fees, estimated expenses and Evaluator's fees, and may incur additional charges as explained and under "Trust Expenses" in Part II of this Prospectus.

                          NOTES TO FINANCIAL STATEMENTS

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED PENNSYLVANIA, SERIES 1

                                FEBRUARY 28, 1998



(b)  DISTRIBUTIONS

     Interest received by the Trust is distributed to the Unit Holders on or shortly after the twentieth day of each month after deducting applicable expenses. Receipts other than interest are distributed as explained in "Distributions to Unitholders" in Part II of this Prospectus.

(c)  ORIGINAL COST TO INVESTORS

     The original cost to investors represents the aggregate initial public offering price as of the date of deposit (March 5, 1997) exclusive of accrued interest, computed on the basis set forth under "Public Offering of Units - Public Offering Price" in Part II of this Prospectus.

     A reconciliation of the original cost of Units to investors to the net amount applicable to investors as of February 28, 1998 follows:

        Original cost to investors                                $3,022,538

        Less: Gross underwriting commissions (sales charge)         (143,571)
                                                                  ----------

        Net cost to investors                                      2,878,967

        Unrealized market appreciation                               144,476

        Accumulated interest accretion                                 1,500
                                                                  ----------

        Net amount applicable to investors                        $3,024,943
                                                                  ==========

(d)  OTHER INFORMATION

     Selected data for a Unit of the Trust during the period:

        Income distributions during period                            $  .47
                                                                      ======
        Net asset value at end of period                              $10.11
                                                                      ======
        Trust units outstanding at end of period                     300,000
                                                                     =======

                        SCHEDULE OF PORTFOLIO SECURITIES

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED PENNSYLVANIA, SERIES 1

                                FEBRUARY 28, 1998


PORT-                                                                                 OPTIONAL
FOLIO                                 RATING      FACE       COUPON    MATURITY       REFUNDING           MARKET
 NO.      TITLE OF SECURITIES           (1)      AMOUNT       RATE       DATE       REDEMPTIONS(2)      VALUE(4)(3)

  1.  Lehigh County (Pennsyl-
      vania) General Purpose
      Authority, Hospital Revenue
      Bonds (Lehigh Valley Hospi-
      tal), Series B of 1995.          AAA     $  500,000    5.625%    07/01/25      07/01/05@102       $  513,085

  2.  Allegheny County Hospital
      Development Authority (Penn-
      sylvania), Health Care Reve-
      nue Bonds, Series of 1995
      (University of Pittsburgh
      Medical Center System).          AAA        400,000    5.375     12/01/25      12/01/05@102          398,420

  3.  Dauphin County General
      Authority (Commonwealth of
      Pennsylvania), County Guar-
      anteed Revenue Bonds, Series
      of 1993.                         AAA        100,000    0.000     10/01/20          NONE               30,098

  4.  Philadelphia Authority for
      Industrial Development,
      Lease Revenue Bonds, 1996
      Series A, (City of Philadel-
      phia Project).                   AAA        500,000    5.375     02/15/27      02/15/07@102          500,515

  5.  County of Luzerne (Pennsyl-
      vania) General Obligation
      Bonds, Series of 1997.           AAA        500,000    5.625     12/15/21      12/15/07@100          517,440

  6.  Bellefonte Area School Dis-
      trict (Centre County, Penn-
      sylvania) General Obligation
      Bonds, Series of 1996.           AAA        500,000    5.500     05/15/26      05/15/06@100          507,530

  7.  McKeesport Area School Dis-
      trict (Allegheny County,
      Pennsylvania) General Obliga-
      tion Bonds, Series of 1996.      AAA        500,000    6.000     10/01/25      10/01/06@100          557,855
                                               ----------                                               ----------

                                               $3,000,000                                               $3,024,943
                                               ==========                                               ==========




                  See notes to schedule of portfolio securities

                    NOTES TO SCHEDULE OF PORTFOLIO SECURITIES

                             FIDELITY DEFINED TRUSTS
                        MUNICIPAL INCOME TRUST, SERIES 1
                         INSURED PENNSYLVANIA, SERIES 1

                                FEBRUARY 28, 1998


 (1) All ratings are by Standard & Poor's unless otherwise indicated. Such ratings were obtained from a municipal bond information reporting service. The "AAA" rating on each bond is a result of insurance. Insurance, however, does not cover certain market risks associated with fixed income securities such as accelerated payments of principal, mandatory redemptions prior to maturity or interest rate risks. See "Insurance on the Bonds" and "Description of Bond Ratings" in Part II of this Prospectus.

 (2) There is shown under this heading the year in which each issue of Bonds initially is redeemable and the redemption price for that year or, if currently redeemable, the redemption price in effect on the Initial Date of Deposit. Issues of Bonds are redeemable at declining prices (but not below par value) is subsequent years except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. In addition, certain Bonds in the portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. See "Risk Factors" in Part II of this Prospectus for a discussion of Bond redemptions and a description of certain of such unusual or extraordinary circumstances under which Bonds may be redeemed. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unit holders the principal amount and any premium received on such redemption (except to the extent the proceeds of the redeemed Bonds are used to pay for Unit redemptions). The estimated current return and the estimated long-term return in this event may be affected by such redemptions. For the Federal and state tax effect on Unit holders of such redemptions and resultant distributions, see "Tax Status" in Part II of this Prospectus.

 (3) The market value of the Securities as of February 28, 1998 was determined by the Evaluator on the basis of bid side evaluations for the Securities at such date.

 (4) At February 28, 1998, the unrealized market appreciation of all Securities was comprised of the following:

       Gross unrealized market appreciation         $144,476

       Gross unrealized market depreciation                -
                                                    --------
       Unrealized market appreciation               $144,476
                                                    ========

      The aggregate amortized cost of the Securities for Federal income tax purposes was $2,880,467 at February 28, 1998.

The investor is advised to read and retain this Prospectus for future reference.

Units of the Trusts are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.

--------------------------------------------------------------------------------
                           SPONSOR: NATIONAL FINANCIAL
                              SERVICES CORPORATION
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIDELITY


DEFINED TRUSTS MUNICIPAL INCOME TRUST SERIES PROSPECTUS - PART II

JUNE 30, 1998


This Part II of the Prospectus may not be distributed unless accompanied by Part I of the Prospectus. Both Parts I and II of the Prospectus should be retained for future reference.


FIDELITY INVESTMENTS(R)

82 Devonshire Street, Boston, MA  02109

                                TABLE OF CONTENTS

                                                                              PAGE
THE TRUSTS ...............................................................     4

STATE CONSIDERATIONS AND STATE TAX STATUS ................................     5

RISK FACTORS .............................................................    16

INSURANCE ON THE BONDS ...................................................    20

PUBLIC OFFERING OF UNITS .................................................    22

ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN ..................    26

TAXABLE EQUIVALENT ESTIMATED CURRENT RETURNS .............................    27

TAX STATUS ...............................................................    28

TRUST EXPENSES ...........................................................    33

DISTRIBUTIONS TO UNITHOLDERS .............................................    35

REPORTS TO UNITHOLDERS ...................................................    36

UNIT VALUE AND EVALUATION ................................................    37

OWNERSHIP AND TRANSFER OF UNITS ..........................................    37

REDEMPTION ...............................................................    38

PURCHASE OF UNITS BY THE SPONSOR .........................................    40

TRUST ADMINISTRATION .....................................................    40

THE TRUSTEE ..............................................................    41

LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE ........................    41

SUCCESSOR TRUSTEES AND SPONSORS ..........................................    42

THE SPONSOR ..............................................................    42

OTHER INFORMATION ........................................................    43

DESCRIPTION OF BOND RATINGS ..............................................    44

      This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is made.

                                ---------------

      No person is authorized to give any information or to make any representations not contained in this Prospectus and any information or representation not contained herein must not be relied upon as having been authorized by the Trusts, the Trustee, or the Sponsor. The Trusts are registered as unit investment trusts under the Investment Company Act of 1940. Such registration does not imply that the Trusts or the Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

                                 ---------------

      This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

THE TRUSTS

      General. Fidelity Defined Trusts - Municipal Income Trust Series consist of the underlying separate unit investment trusts set forth in Part I of this Prospectus. Each Trust consists of a diversified portfolio of obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof (the "Bonds"). See "Portfolio" appearing in
Part I of this Prospectus for a description of the portfolio for each Trust. The various trusts are collectively referred to herein as the "Fidelity Defined Trusts," the "Fidelity Advisor Defined Trusts", the "MITs Trusts" or the "Trusts." Each Trust is divided into "Units" representing equal shares of the underlying assets of such Trust. Trusts which consist of obligations from several states are referred to herein as "National Trusts" and Trusts which consist of obligations from a single state are referred to herein as "State Trusts." Except in specific instances as noted in Part I of this Prospectus, the information contained in this Part II shall apply to each Trust in its entirety. All obligations in each Trust are covered by policies of insurance obtained from the MBIA Insurance Corporation guaranteeing payment of principal and interest when due. All such policies of insurance remain effective so long as the obligations are outstanding. As a result of such insurance, the Bonds in each portfolio of the Trusts have received a rating of "Aaa" by Moody's Investors Service, Inc. ("Moody's") and the Bonds in the Trusts have received a rating of "AAA" by Standard & Poor's, a division of the McGraw-Hill Companies ("Standard & Poor's"). Insurance relates only to the bonds in the Trusts and not to the Units offered hereby or to their market value. (See "Insurance on the Bonds.") Each of the Trusts was created under the laws of the State of New York pursuant to a trust indenture dated the Initial Date of Deposit (the "Trust Agreement") between National Financial Services Corporation (the "Sponsor") and The Chase Manhattan Bank (the "Trustee").(1)

      Because certain of the Bonds in certain of the Trusts may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in anyway for any default, failure or defect in any Bond. The Sponsor may not alter the portfolio of a Trust except upon the occurrence of certain extraordinary circumstances. See "Trust Administration."

      Subsequent to the date of Part I of this Prospectus, a Bond may cease to be rated or its rating may be reduced below any minimum required as of a Trust's Initial Date of Deposit. Neither event requires the elimination of such investment from a Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of such Bond. See "Trust Administration."

--------

(1) Reference is made to the Trust Agreement and any statements contained herein are qualified in their entirety by the provisions of the Trust Agreement.

      Payment of interest on the Bonds in each Trust, and of principal at maturity, is guaranteed under policies of insurance obtained by the Sponsor or by the issuers of the Bonds. (See "Insurance on the Bonds.")

      Each Unit of a Trust represents a fractional undivided interest in the principal and net income of such Trust in the ratio set forth in "Essential Information" for each Trust in Part I of this Prospectus. Units may only be sold in states in which they are registered. To the extent that Units of any Trust are redeemed by the Trustee, the aggregate value of such Trust's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately.

      Objectives of the Trusts. The objectives of the Trusts are income exempt from Federal income tax and, in the case of State Trusts, state income taxes, and where applicable, local income and/or intangibles taxes, and conservation of capital, through an investment in obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from Federal income tax under existing law and certain state income tax and intangibles taxes, if any, for purchasers who qualify as residents of that State in which Bonds are issued. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Trust has been obtained by the Sponsor or by the issuers of such Bonds from MBIA Insurance Corporation, and as a result of such insurance the Bonds in the Trusts were rated "Aaa" by Moody's, as of the Initial Date of Deposit, and both the Bonds in the Trusts and the Units of the Trusts were rated "AAA" by Standard & Poor's, as of the Initial Date of Deposit. (See "Insurance on the Bonds" and "Description of Ratings.") There is, of course, no guarantee that the Trusts' objectives will be achieved. For a comparison of net after-tax return for various tax brackets see the "Taxable Equivalent Estimated Current Return Tables."

      Summary of Portfolios. In selecting Bonds for the respective Trusts, the following factors, among others, were considered: (i) the Standard & Poor's rating of the Bonds or the Moody's rating of the Bonds (see "Objectives of the Trusts" and "Description of Ratings" for a description of minimum rating standards), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the diversification of Bonds as to purpose of issue and location of issuer, (iv) the maturity dates of the Bonds, and (v) the availability of MBIA Insurance Corporation insurance on such Bonds. (See "Insurance on the Bonds.")


STATE CONSIDERATIONS AND STATE TAX STATUS

      Risk Factors Specific to Massachusetts. The fiscal health of the Commonwealth of Massachusetts remains strong, following its recovery from recession and excessive government spending in the late 1980's. Growth will continue through the second half of Fiscal Year 1998 and Fiscal Year 1999 at a modest annualized growth rate of about 2.1%.

      Economic growth at the national level has been mirrored in Massachusetts, where over 373,000 jobs have been created since the low point of the recession in 1991. The unemployment rate in the Commonwealth has fallen almost consistently from its peak of 9.6% in early 1991 to 3.6% in January 1998, one of the lowest rates for any large industrial state. The unemployment rate in January 1998 was 4.7% for the nation as a whole and 4.1% in New England. Total nonfarm employment (seasonally adjusted) is also at an all-time high, growing by 91,300 during 1997 to 3,173 million.

      Improvements in the employment picture have had a positive impact on personal income for Massachusetts residents. On average, personal income growth has been among the highest in the nation, outpacing the rate of growth in the national economy in most quarters since 1991. During Fiscal Year 1997, Massachusetts personal income grew by 6.0%, down slightly from 6.2% in Fiscal 1996. Growth in personal income is expected to decline from the Fiscal 1997 rate to approximately 5.7% in Fiscal 1998. Personal income is also expected to fall in Fiscal Year 1999 to 4.3-4.5% and remain at that rate through the next few years. Unemployment is projected at 3.7% through Fiscal Year 1998 and to remain steady at 3.7-3.9% annually through 2000.

      The Commonwealth is the third most densely populated state according to the 1990 census, but it experienced only a modest increase in population from 1980 to 1990, growing at a rate which is less than one-half the rate of increase in the United States population as a whole. Economic risks for Massachusetts include a shortage of skilled labor, low net population growth that may constrain job creation, as well as the prominence of the financial services industry coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

      Massachusetts has a diversified economic base which includes traditional manufacturing, high technology and service industries, served by an extensive transportation system and related facilities. The service sector, at approximately 34.3% of the state work force, is the largest sector in the Commonwealth's economy. Although the manufacturing and trade sectors experienced large decreases in employment in recent years, in 1997 these sectors rebounded with growth rates of 2.3% and 3.0%, respectively, the largest annual increase since the mid-1980's. At the same time, there has been a reversal of the dramatic growth which occurred during the 1980's in the finance, insurance and real estate sector and in the construction sectors of the Massachusetts economy.

      The Commonwealth has a very full public construction agenda which is expected not only to improve mobility, but also to provide a substantial number of construction and related employment opportunities. These projects include the $6 billion Central Artery/Tunnel project involving the construction of a third tunnel under Boston Harbor linking the MassPike and downtown Boston with Logan International Airport, and the depression into tunnels of the Central Artery that traverses the City of Boston. Federal funds are expected to cover approximately 90% of the cost of this project. The Central Artery/Tunnel project is expected to employ approximately 5,000 on-site workers and 10,000 auxiliary workers during the peak years of construction in the mid-1990s.

      Revenues and Expenditures. The financial condition of the Commonwealth during Fiscal Year 1997 reflects the recovery which began early this decade. Massachusetts' revenues exceeded expenditures for the seventh consecutive year. In addition, during Fiscal Year 1997, the Commonwealth was able to retire the last of its 1990 fiscal recovery bonds: the September 1990 $1.455 billion bond sale, the seventh largest municipal bond issue in history, was a response to a $1.9 billion budgetary deficit.

      During 1997, the Massachusetts Legislature enacted a law to raise the statutory ceiling on the Commonwealth's Stabilization (or "rainy day") Fund from 5% of tax revenues to 5% of total budgetary revenue. Including the Fiscal Year 1997 deposit of $234.3 million, the fund's balance at the middle of Fiscal 1998 stands at $799.3 million, in marked contrast to the zero balance carried in the fund during Fiscal 1990. Also in Fiscal 1997, a separate $229.8 million capital investment trust, funded with surplus revenue instead of bonded debt, was established to address immediate capital needs. Moreover, the Commonwealth passed legislation to reserve a one-time Fiscal 1997 federal welfare-revenue windfall as a safeguard against future caseload increases.

      An expanding economy translates directly into a broader tax revenue base. Increased employment, income, housing starts, and business activity directly impact sales, personal income, corporate, deeds, and other tax collections. In Fiscal 1997, sales tax collections were up 10.2%, and income tax revenues increased to $7.18 billion, up by 7.1% or $475 million over Fiscal 1996. In the aggregate, tax revenues totaled $12.865 billion in Fiscal 1997, up $815 million or 6.8% from Fiscal 1996. According to the December 1997 Comprehensive Annual Financial Report, Fiscal 1997 closed with a $1.1 billion balance in budgeted funds.

      Through December 31, 1997, Fiscal Year 1998 tax revenue collections totaled $6.147 billion, up $341 million or 5.9% from the same period in Fiscal 1997. The Commonwealth's Department of Revenue projects that total tax receipts for Fiscal 1998 will reach $13.154 billion, an increase of 2.25% over Fiscal 1997. The change is lower than the projected tax-base growth of 5.2% because of six recent tax law changes and the implementation of six others approved in prior fiscal years. Spending in Fiscal 1998 is projected to total $18.150 billion, a 2.9% increase over Fiscal 1997.

      Fiscal Year 1999 total revenues are projected to be $18.961 billion. Non-tax revenues are expected to reach $5.297 billion, a 5.3% decrease from Fiscal 1998. For the tax revenue base, the Department of Revenue projects a slowing in the growth rate based upon the assumption of moderate economic growth and low inflation. In Fiscal 1999, the tax revenue base is expected to increase 4.9%, as compared to 5.2% in Fiscal 1998 and 8.5% in Fiscal 1997. Total tax revenues for Fiscal 1999 are estimated at $13.665 billion, which reflects a 3.9% increase over projected Fiscal 1998 revenues and a reduction of $244.8 million due to proposed tax cuts. Proposed spending reflects a modest increase of 3.4% in Fiscal 1999, directed largely to increased funding for local aid, education and health care. Fiscal 1999 total expenditures are projected to be $19.06 billion, a 3.4% increase over projected Fiscal 1998 expenditures.

      Important proposals for Fiscal 1999 include reducing the tax rate for "earned" income from 5.95% to 5% over the next three years, reducing the tax rate for "unearned" income from 12% to 5% over the next five years, creating personal income tax credits and exemptions to encourage saving for higher education, creating an exemption from capital gains taxes on the sale of a principal residence, and creating a personal income tax exemption for providing care to elderly relatives.

      Much of the Commonwealth's fiscal difficulties in the late 1980's stemmed from an escalation in state borrowing to balance operating shortfalls with bonded debt. Massachusetts' current debt-management policy has resulted in a drop in the percentage growth of outstanding general obligation debt from 29% in Fiscal Year 1991 to 2% in Fiscal 1997. The average annual increase in the growth of debt for Fiscal Years 1998 through 2002 is projected at only 3.3%, despite the burden of finishing construction of the Central Artery/Tunnel Project, scheduled for completion in 2004.

      Ratings. Standard & Poor's Ratings Services raised its rating of general obligation bonds of the Commonwealth of Massachusetts from A+ to AA- in October 1997. The Moody's Investors Service, Inc. rating has remained at A1 since November 1994, and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) raised its rating from A+ to AA- in January 1998.

      Massachusetts State Taxation. At the time of the closing on the Initial Date of Deposit for the Massachusetts Trust, Special Counsel to the Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation and based on rulings of the Commissioner of Revenue substantially to the effect that:

      For Massachusetts income tax purposes, if the Massachusetts Trust is an "investment" trust within the meaning of 26 CFR Section 301.7701-4(c) and is classified as a trust under that regulation, it will be treated as a fixed investment trust as that term is defined in Section 62.8.1 of Title 830 of the Code of Massachusetts Regulations, and, therefore, will not be subject as an entity to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws.

      Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distribution from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest excludable from gross income for federal income tax purposes received by the Massachusetts Trust on insured interest bearing obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by Puerto Rico, the Virgin Islands, Guam, or the Northern Mariana Islands ("Obligations").

      Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from such Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from the proceeds of insurance on the Bonds that represent maturing interest on defaulted Bonds held by the Trustee, if and to the same extent that such earnings or distributions would have been excludable from the gross income of such Unitholders if derived from interest paid by the issuer of the defaulted Bond and if and to the extent that such earnings or distributions represent tax-exempt interest excludable from gross incomes for federal tax purposes, provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectations that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

      Unitholders which are corporations subject to taxation under M.G.L. Chapter 63 will be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent interest from bonds, notes or indebtedness of any state, including Massachusetts, except for interest which is specifically exempted from such tax by the acts authorizing issuance of said Bonds.

      Each Massachusetts Trust's capital gains and/or capital losses which are includable in the federal gross income of Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 or Unitholders which are corporations subject to Massachusetts taxation under M.G.L. Chapter 63, will be included as capital gains and/or losses in the Unitholders' Massachusetts gross income, except for capital gain which is specifically exempted from taxation under such Chapters by the acts authorizing issuance of said Bonds.

      Unitholders which are corporations subject to tax under M.G.L. Chapter 63 and which are tangible property corporations will not be required to include the Units when determining the value of their tangible property; such Unitholders which are intangible property corporations will be required to include the Units when determining their net worth.

      Gains or losses realized on sales or redemptions of Units by Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 or Unitholders which are corporations subject to Massachusetts taxation under M.G.L. Chapter 63 will be includable in their Massachusetts gross income. In determining such gain or loss Unitholders will, to the same extent required for federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units, for accrued original issue discount with respect to each Bond which, at the time the Bond was issued, had original issue discount.

      The Units of the Massachusetts Trust(s) are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. The Massachusetts estate tax for a deceased Unitholder who is a resident of Massachusetts is a so-called "sponge tax," a tax that will not exceed the allowable federal credit, and therefore the holding of Units does not directly affect the amount of Massachusetts estate tax due.

      Risk Factors Specific to Pennsylvania. Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

      Strong growth experienced in Pennsylvania in 1997 was unanticipated and is unlikely to continue. The peak growth was reached during the first quarter and growth in subsequent quarters has been lower. Due to Pennsylvania's improved competitive position, the Commonwealth should experience economic growth rates close to the national average. The annual rate of job growth, ranked 45th in 1995, is currently ranked 17th nationwide.

      Non-manufacturing employment has increased in recent years to 82.8% of total Commonwealth employment as of March 1998. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.2% of non-agricultural employment as of March 1998, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In March 1998, the services sector accounted for 31.8% of all non-agricultural employment while the trade sector accounted for 22.4%.

      Preliminary results from the Pennsylvania Department of Labor and Industry show Pennsylvania's total non-farm jobs increased by 66,900 or almost 1.2% from March 1997 to March 1998, a stark difference from the 106,200 gain between December 1996 and December 1997. The services industry was responsible for over one-half of all new jobs created during this period. Retail trade increased merely .31% or 3,000 jobs. Construction employment increased 3% or 6,300 jobs. Manufacturing growth was slow at .6% or 5,100 jobs from March 1997 to March 1998. As of March 1998, the seasonally adjusted unemployment rate for the Commonwealth was 4.8% compared to 4.7% for the United States.

      More jobs in 1997 brought faster growing personal income. For the four quarters ending with the first quarter of 1997, personal income in Pennsylvania rose at a rate of over 6%. This healthy advance contributed to a 6.1% increase in General Fund tax revenue for fiscal year 1996-97 due to similar increases in collections for personal income tax and the sales and use tax.

      Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

      Fiscal 1997 Financial Results. At June 30, 1997, the Commonwealth reported an unreserved/undesignated fund balance (budgetary basis) of $402.7 million in the General Fund. This compares to a budgetary basis fund balance of $158.5 million at June 30, 1996. The budgetary basis fund balance for the fiscal year ended June 30, 1997 was the result of revenue collections totaling $26,149.6 million less appropriation authorizations totaling $25,835.7 million, less other net financing uses totaling $69.7 million. Included in the $25,835.7 million appropriation authorizations are $164.3 million of state supplemental appropriations and $207.0 million in federal supplemental appropriations authorized during the fiscal year.

      On a GAAP basis, at June 30, 1997, the Commonwealth's General Fund reported a fund balance of $1,364.9 million, an increase of $729.7 million from the $635.2 million fund balance at June 30, 1996. Total assets increased by $563.4 million to $4,268.5 million .
Liabilities decreased $166.3 million to $2,903.6 million.

      For fiscal year 1996-97, revenues of the Commonwealth's General, Special Revenue, Debt Service and Capital Projects Funds (collectively, the governmental funds) totaled $32,073 million, an increase of $1,147 million or 3.7% from fiscal year 1995-96. Taxes accounted for 56.6% of the total general governmental revenues. Their combined fund balances at June 30, 1997 increased by $914.6 million to $2,900.9 million. The unreserved/undesignated fund balance was $699.2 million compared to $378.2 million from the previous year.

      Fiscal 1998 Budget. Total receipts for fiscal year 1997-98 are projected at $17,077 million. Appropriations are estimated at $17,269 million. The closing balance in the General Fund (after adding the beginning balance of $403 billion and deducting lapses of $120 million) is $331 million. After a transfer to the Rainy Day Fund of $50 million, the ending balance in the General Fund for fiscal year 1997-98 is estimated at $281 million.

      Estimated revenues for 1997-98 have been raised $231.1 million due to substantial upward revisions to personal income and inheritance revenues and downward revisions to sales and use and insurance premiums taxes. The personal income tax has provided almost all of the revenue surplus. Through December 1997, fiscal year 1997-98 revenues have increased 2.8% over the same period in the prior fiscal year. Revised estimates for 1997-98 project a 2.1% increase in General Fund revenues. Total revenues, excluding proposed tax changes, are projected to increase by 2.9%.

      Proposed Fiscal 1999 Budget. The Governor's 1998-99 Budget continues a four-year record of tax cuts and fiscal discipline. The proposed 1998-99 General Fund Budget is $17.8 billion, an increase of $518 million or 3%. The total recommended budget for 1998-99 is $35.8 billion. Approximately $10.16 billion is from federal funds.

      General Fund revenue is estimated to be generated in the following percentages: 34.7% from sales tax, 34.2% from personal income tax, 12.5% from business tax, 9.3% from corporate net income tax, 5.4% from other revenues, and 3.9% from the inheritance tax. Total expenditures for fiscal year 1998-99 are estimated in the following percentages: 44.3% for education, 34.4% for health and human services, 11.3% for protection, 3.8% for direction programs, 3.1% for other programs, and 3.1% for economic development.

      Budgets for the past four years have proposed an average spending growth of 2.0%. The average growth in the enacted budgets during the previous ten-year period was 5.4%. Over $128 million in tax reductions are proposed in 1998-99 to help working families and to stimulate job creation and retention.

      After an estimated $2 million transfer to the Rainy Day Fund in 1998-99, the ending fund balance for the General Fund for fiscal year 1998-99 is estimated at $9 million. With the projected transfer at the end of 1998-99, the reserve balance in the Commonwealth's Rainy Day Fund will exceed $500 million, more than seven times the balance in 1994-95.

      Debt Administration. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 29, 1997 was $34.3 billion. Outstanding capital project debt at August 29, 1997 amounted to $3.7 billion.

      In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. The total general obligation bond indebtedness outstanding at June 30, 1997 was $4,842 million. Total debt service transfers paid from General Fund and Motor License Fund appropriations during the fiscal year ended June 30, 1997 amounted to $781.5 million.

      All outstanding general obligation bonds of the Commonwealth are rated AA-by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

      In addition to general obligation bonds, the Commonwealth issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year. The Commonwealth anticipates issuance of $225 million in General Fund TANS during the 1997-98 fiscal year. During fiscal year 1996-97, $550 million TANS were issued.

      The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated population of 1,478,002 in 1996, according to the U.S. Bureau of the Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

      Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

      As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds to provide financial assistance to Philadelphia, to liquidate the cumulative General Fund balance deficit, to refund certain general obligation bonds of the City and to fund additional capital projects. No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,102.4 million in Special Tax Revenue Bonds outstanding as of June 30, 1997.

      The audited General fund balance of the City as of June 30, 1995, 1996, and 1997 showed a surplus of approximately $80.5 million, $118.5 million, and $128.8 million, respectively.

      S&P's rating on Philadelphia's general obligation bonds is "BBB" and Moody's rating is "Baa." Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

      It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

      Pennsylvania State Taxation. The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State of Pennsylvania (the "State"), any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds").

      Neither the Sponsor nor its counsel have independently examined the Bonds deposited and held in the Pennsylvania Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest therein is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

      In the opinion of Chapman and Cutler, counsel to the Sponsor, under Pennsylvania law existing as of the date of Part I of the Prospectus and based on the assumptions set forth above:

             1. The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

             2. Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unitholder.

             3. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

             4. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

             5. Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

             6. Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

             7. A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

             8. A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

             9. The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

      Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

      Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

      Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

RISK FACTORS

      An investment in Units of any Trust should be made with an understanding of the risks that such an investment may entail. Each Trust consists of fixed-rate municipal debt obligations. As such, the value of the debt obligations and therefore of the Units will decline with increases in interest rates. In general, the longer the period until the maturity of a Bond, the more sensitive its value will be to fluctuations in interest rates. The Sponsor cannot predict the extent or timing of such fluctuations and, accordingly, their effect upon the value of the debt obligations. Additional risk factors include the ability of the issuer, or, if applicable, an insurer, to make payments of interest and principal when due, "mandatory put" features, early call provisions and the potential for changes in the tax status of the Bonds. The Trusts may contain or be concentrated in one or more of the types of bonds discussed below. The following paragraphs briefly discuss certain circumstances which may adversely affect the ability of issuers of Bonds held in the portfolio of a Trust to make payment of principal and interest thereon, and which also therefore may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsor or by the issuers of the Bonds, such changes should not adversely affect a Trust's receipt of principal and interest or the Standard & Poor's AAA or Moody's Aaa ratings of the Bonds in the Trust portfolio. The Bonds described below may be subject to special or extraordinary redemption provisions.

      Health Facility Obligations are obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. The abilities of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels of the facility, demand for services, wages of employees, overhead expenses, competition from other similar providers, government regulation, the cost of malpractice insurance, and the degree of governmental financial assistance, including Medicare and Medicaid.

      Housing Obligations are obligations of issuers whose revenues are primarily derived from mortgage loans on single family residences or housing projects for low to moderate income families. Housing obligations are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels, rental income, mortgage default rates, taxes, operating expenses, governmental regulations and the appropriation of subsidies.

      Industrial Revenue Obligations are industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. Debt service payment on IRBs is dependent upon various factors, including the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor, revenues generated from the project, expenses associated with the project and regulatory and environmental restrictions.

      Electric Utility Obligations are obligations of issuers whose revenues are primarily derived from the sale of electric energy. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including the rates for electricity, the demand for electricity, the degree of competition, governmental regulation, overhead expenses and variable costs, such as fuel.

      Transportation Facility Revenue Obligations are obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The ability of issuers to make debt service payments on airport obligations is dependent on the capability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, many airlines may have difficulty meeting their obligations under these use agreements. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or of other governmental financial assistance. The revenue of issuers of transit system obligations will be affected by variations in utilization, which in turn may, be affected by the degree of local governmental subsidization, competition from other forms of transportation, and increased costs. Port authorities derive their revenues primarily from fees imposed on ships using the facilities which may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by increases in fuel costs, competition from toll-free vehicular bridges and roads, and alternative modes of transportation.

      Water and/or Sewerage Obligations are obligations of issuers whose revenues are payable from user fees from the sale of water and/or sewerage services. The problems of such issuers include the ability to obtain rate increases, population declines, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulties obtaining new supplies of fresh water, the effect of conservation programs and the effect of "no-growth" zoning ordinances.

      University and College Revenue Obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems faced by such issuers include declines in the number of "college" age individuals, possible inability to raise tuition and fees, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

      Dedicated-Tax Supported Obligations are obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds. The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below. One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property, within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying, property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction. As to any of these types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds.

      Municipal Lease Obligations are obligations that are secured by lease payments of a governmental entity and are normally subject to annual budget appropriations of the leasing governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby.

      Original Issue Discount Obligations and Stripped Obligations are bonds which were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

      Certain of the original issue discount obligations in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

      Original issue discount obligations, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "accreted value") plus, if applicable, some premium. Pursuant to such call provisions, an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Portfolio" appearing in Part I of this Prospectus for more information about the call provisions of portfolio Bonds.

      Certain of the Bonds in a Trust may be stripped obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation ("Stripped Obligations"). Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above.

      Unitholders should consult their own tax advisers with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount obligations or Stripped Obligations maybe deemed to be received in the year of accrual even though there is no corresponding cash payment.

      Certain bonds may carry a "mandatory put" (also referred to as a "mandatory tender" or "mandatory repurchase") feature pursuant to which the holder of such bonds will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the bond. The Trustee does not have the authority to act to retain Bonds with such features, accordingly, it will receive payment of the full principal amount of any such Bonds on the stated put date and such date is therefore treated as the maturity date of such Bonds in selecting Bonds for the respective Trusts and for purposes of calculating the average maturity of the Bonds in any Trust.

      Certain of the Bonds may be subject to optional call or mandatory redemption pursuant to sinking fund provisions, in each case prior to their stated maturity. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer, often at a premium over par. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par with proceeds from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption at par of all or a portion of an issue upon the occurrence of certain circumstances, which may be prior to the optional call dates shown under "Portfolio" in Part 1 of this Prospectus for each Trust. Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to special or extraordinary redemption provisions may occur, when the Bonds have an offering side evaluation which represents a premium over par, that is, when they are able to be refinanced at a lower cost. The proceeds from any such call or redemption pursuant to sinking fund provisions, as well as proceeds from the sale of Bonds and from Bonds which mature in accordance with their terms from a Trust, unless utilized to pay for Units tendered for redemption, will be distributed to Unitholders of such Trust and will not be used to purchase additional Bonds for such Trust. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of a Trust and the net annual interest income of such Trust and may reduce the Estimated Current Return and the Estimated Long-Term Return. See "Estimated Long-Term Return and Estimated Current Return." The call, redemption, sale or maturity of Bonds also may have tax consequences to a Unitholder. See "Tax Status." Information with respect to the call provisions and maturity dates of the Bonds is contained under "Portfolio" in Part I of this Prospectus for each Trust.

      Like other investment companies, financial and business organizations and individuals around the world, the Trusts could be adversely affected if the computer systems used by the Sponsor, Evaluator, Portfolio Supervisor or Trustee or other service providers to the Trusts do not properly process and calculate date-related information and dates involving dates of January 1, 2000 and thereafter. This is commonly known as the "Year 2000 Problem." The Sponsor, Evaluator, Portfolio Supervisor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trusts' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trusts. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Bonds contained in the Trusts.

      Certain tax matters, litigation. Certain of the Bonds in a Trust's portfolio may be subject to continuing requirements such as the actual use of bond proceeds, manner of operation of the project financed from bond proceeds or rebate of excess earnings on bond proceeds that may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in each Trust an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, and the issuers covenanted to comply with all requirements necessary to retain the tax-exempt status of the Bonds, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unitholders to unanticipated tax liabilities.

      To the best knowledge of the Sponsor, there is no litigation pending as of the date of Part I of the Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect on any of the Trusts. It is possible that after the date hereof, litigation may be initiated with respect to Bonds in any Trust. Any such litigation may affect the validity of such Bonds or the tax-exempt nature of the interest thereon, but while the outcome of litigation of such nature can never be entirely predicted, the opinions of bond counsel to the issuer of each Bond on the date of issuance state that such Bonds were validly issued and that the interest thereon is, to the extent indicated, exempt from Federal income tax.

INSURANCE ON THE BONDS

      Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Trust has been obtained by the Sponsor or by the issuers or underwriters of the Bonds from the MBIA Insurance Corporation (the "Insurer" or "MBIA"). Certain of the Bonds in a Trust may be covered by a policy or policies of insurance obtained by the issuers or underwriters of the Bonds from other insurers. The claims-paying ability of the Insurer was rated "AAA Prime Grade" by Standard & Poor's. Moody's rates all bond issuers insured by the Insurer "Aaa" and short-term loans "MIG l," both designated to be of the highest quality. The Insurer has issued a policy or policies of insurance covering each of the Bonds in the Trusts, each policy to remain in force until the payment in full of such Bonds and whether or not the Bonds continue to be held by a Trust. By the terms of each policy the Insurer will unconditionally guarantee to the holders or owners of the Bonds the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of and interest on the Bonds as such payments shall become due but not be paid (except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption, default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration).

      The Insurer is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

      As of December 31, 1997 the Insurer had admitted assets of $5.3 billion (audited), total liabilities of $3.5 billion (audited), and total capital and surplus of $1.8 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1998, the Insurer had admitted assets of $5.4 billion (unaudited), total liabilities of $3.6 billion (unaudited), and total capital and surplus of $1.8 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of the Insurer's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504. The telephone number of MBIA is
(914) 273-4545.

      Effective February 17, 1998, MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

      Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

      The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

      Because the insurance on the Bonds, if any, will be effective so long as the Bonds are outstanding, such insurance will be taken into account in determining the market value of the Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Trusts. The insurance does not, however, guarantee the market value of the Bonds or of the Units.


PUBLIC OFFERING OF UNITS

      Public Offering Price. The Public Offering Price per Unit of each Trust is determined by adding to the Trustee's determination of the bid price of each Bond in a Trust a sales charge determined in accordance with the table set forth below based upon the dollar weighted average maturity of a Trust. See "Unit Value and Evaluation." The effect of this method of sales charge calculation will be that different sales charge rates will be applied to the various Bonds in a Trust portfolio based upon the maturities of such Bonds. As shown, the sales charge on Bonds in each maturity range (and therefore the aggregate sales charge on the purchase) is reduced with respect to purchases of at least $50,000:


                    SALES CHARGE (% OF PUBLIC OFFERING PRICE)
                                YEARS TO MATURITY

Amount of Investment                  Less than 2    2 to 4.99    5 to 9.99   10 or more
--------------------                 -----------------------------------------------------
Less than $50,000                          2.50%       3.50%         4.00%       4.90%
$50,000 but less than $100,000             2.25%       3.25%         3.75%       4.75%
$100,000 but less than $250,000            2.00%       3.00%         3.50%       4.50%
$250,000 but less than $500,000            1.75%       2.75%         3.25%       4.25%
$500,000 but less than $1,000,000          1.00%       2.00%         2.50%       3.50%
$1,000,000 or more                         0.50%       1.50%         2.00%       3.00%

      At all times while Units are being offered for sale, the Evaluator will appraise or cause to be appraised daily the value of the underlying Bonds in each Trust as of 4:00 p.m. eastern time on each day on which the New York Stock Exchange (the "Exchange") is normally open or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time on each such day or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

      Accrued interest from the preceding Record Date to, but not including, the settlement date of the transaction (three business days after purchase) will be added to the Public Offering Price to determine the purchase price of Units. See "Public Offering of Units --Accrued Interest."

      The reduced sales charges resulting from quantity discounts as shown on the table above will apply to all purchases of Units on any one day by the same purchaser from the same broker or dealer and for this purpose purchases of Units of a Trust will be aggregated with concurrent purchases of Units of any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charges will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account. The Sponsor intends to permit officers, directors and employees of the Sponsor and at the discretion of the Sponsor registered representatives of selling firms to purchase Units of a Trust without a sales charge, although a transaction processing fee may be imposed on such trades. In addition, investors who purchase Units through registered brokers or dealers who charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed may purchase Units at the Public Offering Price less the concession the Sponsor typically would allow such broker-dealer. See "Public Offering of Units -- Public Distribution of Units."

      Had Units of a Trust been available for sale at the opening of business on the date of Part I of this Prospectus, the Public Offering Price would have been as shown under "Essential Information" for each Trust in Part I of this Prospectus. The Public Offering Price per Unit of a Trust on the date of Part I of this Prospectus or on any subsequent date will vary from the amount stated under "Essential Information" for each Trust in Part I of this Prospectus in accordance with fluctuations in the prices of the underlying Bonds and the amount of accrued interest on the Units. The aggregate bid side evaluations of the Bonds shall be determined (i) on the basis of current bid prices of the Bonds, (ii) if bid prices are not available for any particular Bond, on the basis of current bid prices for comparable bonds, (iii) by determining the value of Bonds on the bid side of the market by appraisal or (iv) by any combination of the above.

      The secondary market Public Offering Price of each Trust is based upon a pro rata share of the bid prices per Unit of the Bonds in such Trust plus the applicable sales charge.

The offering prices of Bonds in a Trust may be expected to average between 1/2% to 2% more than the bid prices of such Bonds.

      The foregoing evaluations and computations shall be made as of the evaluation time stated under "Essential Information" for each Trust in Part I of this Prospectus, on each business day, effective for all sales made during the preceding 24-hour period.

      Whether or not Units are being offered for sale, the Sponsor will determine the aggregate value of each Trust as of 4:00 p.m. eastern time: (i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on any day on which a Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day) and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "Unit Value and Evaluation.")

      The Interest on the Bonds deposited in a Trust, less the related estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" for each Trust in Part I of this Prospectus. The amount of net interest income which accrues per Unit may change as Bonds mature or are redeemed, exchanged or sold, or as the expenses of a Trust change or the number of outstanding Units of a Trust changes.

      Although payment is normally made three business days following the order for purchase (the date of settlement), payments may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

      Market for Units. Although it is not obligated to do so, the Sponsor intends to maintain a secondary market for Units of each Trust at its own expense and continuously to offer to purchase Units of each Trust at prices, subject to change at any time, which are based upon the bid prices of Bonds in the respective portfolios of the Trusts. Unitholders who wish to dispose of their Units should inquire of the Trustee or their broker as to the current Redemption Price. See "Redemption."

      Certificates, if any, for Units are delivered to the purchaser as promptly after the date of settlement (three business days after purchase) as the Trustee can complete the mechanics of registration, normally within 48 hours after registration instructions are received. Purchasers of Units to whom Certificates are issued will be unable to exercise any right of redemption until they have received their Certificates as tender of the Certificate, properly endorsed for transfer is necessary for redemption. See "Redemption."

      Accrued Interest. Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the respective Trust the amount, if any, of accrued interest paid on their Units.

      Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is noninterest-bearing to Unitholders, the Trustee benefits thereby.

      Public Distribution of Units. The Sponsor currently intends to maintain a market for Units of each Trust. See "Public Offering of Units -- Market for Units." The amount of the dealer concession on secondary market purchases of Trust Units through the Sponsor will be computed based upon the value of the Bonds in a Trust portfolio, including the sales charge computed as described in "Public Offering of Units," and adjusted to reflect the cash position of a Trust's principal account, and will vary with the size of the purchase as shown in the following table:

                    SALES CHARGE (% OF PUBLIC OFFERING PRICE)
                                YEARS TO MATURITY

Amount of Purchase                    Less than 2    2 to 4.99    5 to 9.99   10 or more
------------------                    --------------------------------------------------
Less than $50,000                          1.75%       2.75%         3.25%       4.00%
$50,000 but less than $100,000             1.50%       2.50%         3.00%       4.00%
$100,000 but less than $250,000            1.25%       2.25%         2.75%       3.75%
$250,000 but less than $500,000            1.25%       2.25%         2.75%       3.50%
$500,000 but less than $1,000,000          0.50%       1.50%         2.00%       2.75%
$1,000,000 or more                         0.25%       1.25%         1.75%       2.25%

      The Sponsor reserves the right to change the foregoing dealer concessions from time to time.

      Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts shown in the above table. The Glass-Steagall Act prohibits banks from underwriting Trust Units; the Act does, however, permit certain agency transactions and banking regulators have not indicated that these particular agency transactions are not permitted under the Act. In Texas and in certain other states, any bank making Units available must be registered as a broker-dealer under state law.

      From time to time the Sponsor may implement programs under which dealers of a Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of unit investment trust units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such dealer that sponsors sales contests or recognition programs conforming to the criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying dealers or others for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of a Trust. These programs will not change the price Unitholders pay for their Units or the amount that a Trust will receive from the Units sold.

      Profits of Sponsor. In maintaining a market for the Units, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price included a sales charge as indicated in Public Offering of Units) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.


ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN

      As of the date of Part I of this Prospectus, the Estimated Long-Term Return and the Estimated Current Return, if applicable, for each Trust were as set forth in "Essential Information" in Part I of this Prospectus. The Estimated Long Term Return for each Trust is a measure of the return to the investor expected to be earned over the estimated life of the Trust. The Estimated Long Term Return represents an average of the yields to maturity (or call) of the Bonds in a Trust's portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis, which involves computation of yield to maturity or to an earlier call date (whichever produces the lower yield), and which takes into account not only the interest payable on the Bonds but also the amortization or accretion of any premium over, or discount from, the par (maturity) value inherent in the Bond's purchase price. In the calculation of Estimated Long Term Return, the average yield for a Trust's portfolio is derived by weighting each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. This weighted average yield is then adjusted to reflect estimated expenses, is compounded, and is reduced by a factor which represents the amortization of the sales charge over the expected average life of a Trust.

      Estimated Current Return is computed by dividing the Net Annual Interest Income per Unit by the Public Offering Price. In contrast to Estimated Long Term Return, Estimated Current Return does not reflect the amortization of premium or accretion of discount, if any, on the Bonds in a Trust's portfolio. Net Annual Interest Income per Unit is calculated by dividing the annual interest income to a Trust, less estimated expenses, by the number of Units outstanding.

      Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

      Net Annual Interest Income per Unit, used to calculate Estimated Current Return, will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of Bonds. A Unitholder's actual return may vary significantly from the Estimated Long-Term Return, based on their holding period, market interest rate chances, other factors affecting the prices of individual bonds in the portfolio, and differences between the expected remaining life of portfolio bonds and the actual length of time that they remain in a Trust; such actual holding periods may be reduced by termination of a Trust, as described in "Other Information." The Sponsor will provide estimated cash flow information relating to a Trust without charge to each potential investor who receives this Prospectus and makes an oral or written request to the Sponsor for such information.

      The Sponsor may from time to time in its advertising materials compare the then current estimated returns on a Trust and returns over specified periods on other similar Trusts with returns on taxable investments such as corporate or U.S. Government bonds, bank CD's and money market accounts or money market funds, each of which has investment characteristics that may differ from those of a Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in the Prospectus.

      A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision.


TAXABLE EQUIVALENT ESTIMATED CURRENT RETURNS

      As of the date of Part I of this Prospectus, the following table shows the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under combined Federal and State (if applicable) taxes using the published Federal and State (if applicable) tax rates scheduled to be in effect in 1998. This table illustrates approximately what you would have to earn on taxable investments to equal the tax-exempt estimated current return in your income tax bracket. For cases in which more than one State bracket falls within a Federal bracket, the highest State bracket is combined with the Federal bracket. The combined State and Federal tax rates shown reflect the fact that State tax payments are currently deductible for Federal tax purposes. The table does not show the approximate taxable estimated current returns for individuals who are subject to the alternative minimum tax. The taxable equivalent estimated current returns may be somewhat higher than the equivalent returns indicated in the following table for those individuals who have adjusted gross incomes in excess of $124,500. The table does not reflect the effect of limitations on itemized deductions and the deduction for personal exemptions which were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80 percent of his allowable itemized deductions, with certain exceptions. See "Tax Status" for a more detailed discussion of recent Federal tax legislation, including a discussion of provisions affecting corporations.

                       MASSACHUSETTS TAX EQUIVALENT TABLE

      Taxable Income ($1,000's)                                           Tax-Exempt Estimated Current Return
--------------------------------                   ---------------------------------------------------------------------------------
       Single          Joint            Tax        4-1/2%        5%         5-1/2%        6%         6-1/2%         7%        7-1/2%
      Return           Return         Bracket                        Equivalent Taxable Estimated Current Return
--------------------------------      -------      ---------------------------------------------------------------------------------
$      0-25.35     $     0-42.35       25.2%        6.02%       6.68%        7.35%       8.02%        8.69%        9.36%      10.03%
   25.35-61.40      42.35-102.30       36.6         7.10        7.89         8.68        9.46        10.25        11.04       11.83
  61.40-128.10     102.30-155.95       39.3         7.41        8.24         9.06        9.88        10.71        11.53       12.36
 128.10-278.45     155.95-278.45       43.7         7.99        8.88         9.77       10.66        11.55        12.43       13.32
  Over 278.451       Over 278.45       46.8         8.46        9.40        10.34       11.28        12.22        13.16       14.10

                        PENNSYLVANIA TAX EQUIVALENT TABLE

      Taxable Income ($1,000's)                                           Tax-Exempt Estimated Current Return
--------------------------------                   ---------------------------------------------------------------------------------
       Single          Joint            Tax        4-1/2%        5%         5-1/2%        6%         6-1/2%         7%        7-1/2%
      Return           Return         Bracket                        Equivalent Taxable Estimated Current Return
--------------------------------      -------      ---------------------------------------------------------------------------------
$      0-25.35          0-42.35
   25.35-61.40     42.35-102.30        30.0         6.43        7.14         7.86         8.57         9.29        10.00      10.71
  61.40-128.10    102.30-155.95        32.9         6.71        7.45         8.20         8.94         9.69        10.43      11.18
 128.10-278.45    155.95-278.45        37.8         7.23        8.04         8.84         9.65        10.45        11.25      12.06
   Over 278.45      Over 278.45        41.3         7.67        8.52         9.37        10.22        11.07        11.93      12.78

TAX STATUS

      At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. For a discussion of the tax status of State Trusts see "State Considerations and State Tax Status." Neither the Sponsor nor its counsel have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in correlation therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable.

      Gain realized on the sate or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includable in gross income for Federal income tax purposes, and may be includable in gross income for state tax purposes. (It should be noted in this connection that such gain does not include any, amounts received in respect of accrued interest or accrued original issue discount, if any.) If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. For purposes of the following opinion, it is assumed that each asset of a Trust is debt, the interest on which is excluded for Federal income tax purposes.

      In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law, as of the date of this Prospectus:

            (1) The Trusts are not associated taxable as corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which are excludable from gross income under the Internal Revenue Code of 1986 will retain its status when distributed to the Unitholders; however, such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax") if extended by Congress. See "Certain Tax Matters Applicable to Corporate Unitholders," below;

            (2) Each Unitholder of a Trust is considered to be the owner of a pro rata portion of each asset of such Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 (the "Code") and will have a taxable event when a Trust disposes of a Bond or when the Unitholder redeems or sells Units. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (but not loss) as constructive sales for purposes of determining holding periods. Unitholders should consult their own tax advisors with regard to any such constructive sale rules. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds for the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the

      Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his or her Units are sold or redeemed for an amount equal to or less than their original cost; and

            (3) Any amounts paid on defaulted Bonds held by the Trustee under policies of insurance issued with respect to such Bonds will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the respective issuer; provided that at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds.

      Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based on its issue price (its "adjusted issued price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Unit holders should consult their tax advisors regarding these rules and their application. See "Portfolio" appearing in Part I of this Prospectus for each Trust for information relating to Bonds, if any, issued at an original issue discount.

      The Revenue Reconciliation Act of 1993 (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of the Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisors regarding these rules and their application.

      Certain Tax Matters Applicable to Corporate Unitholders. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI and the Superfund Tax of a corporation (other than an S corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would extend the Superfund Tax. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trusts. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

      Counsel for the Sponsor has also advised that under Section 265 of the Code interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to most corporations. Investors with questions regarding these issues should consult with their tax advisors.

      In the case of certain of the Bonds in a trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax advisor.

      In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "unmodified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

      In addition, under the Tax Act, for taxable years beginning after December 31 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

      Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

      For purposes of computing the alternative minimum tax applicable to all taxpayers (including non-corporate taxpayers) subject to the alternative minimum tax and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART I FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

      For taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) is subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding periods of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. Generally, capital gains realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal state tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997.

      Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred or continued indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

      In the opinion of Carter, Ledyard & Milburn, counsel to the Trustee, and, in the absence of a New York Trust from the Series, special counsel for the Series for New York tax matters, under existing law: Under the income tax laws of the State and City of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders.

      For a summary of each opinion of special counsel to the respective State Trusts for state tax matters, see "State Considerations and State Tax Status."

      All statements in the prospectus concerning exemption from Federal, state or other taxes are the opinion of Counsel and are to be so construed.

      Except as noted above and in Part I of this Prospectus, the exemption of interest on state and local obligations for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.


TRUST EXPENSES

      The Sponsor may charge the Trusts a portfolio surveillance fee for services performed for the Trusts in an amount not to exceed that amount set forth in "Essential Information" for each Trust in Part I of this Prospectus but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the Sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of the related Trust outstanding as of the December Record Date preceding any annual period. The Sponsor will receive a portion of the sales commissions paid in connection with the purchase of Units and will share in profits, if any, related to the deposit of Bonds in the Trusts.

      The Trustee receives for its services fees set forth under "Essential Information" for each Trust in Part I of this Prospectus. The Trustee fee which is calculated monthly is based on the largest aggregate principal amount of Bonds in a Trust at any time during the period.

In no event shall the Trustee be paid less than $2,000 per Trust in any one year. Funds that are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal trust procedures; however, the Trustee is also authorized by the Trust Agreement to make from time to time certain non-interest bearing advances to the Trusts.

      The Trustee's fee is payable on or before each Distribution Date. The Trustee has agreed to pay the Sponsor up to that portion of the Trustee's annual fee as set forth under "Essential Information" for each Trust in Part I of this Prospectus in reimbursement of the Sponsor's cost of providing certain bookkeeping and administrative services to its own customers.

      For evaluation of Bonds in each Trust, the Evaluator shall receive a fee, payable monthly, calculated on the basis of that annual rate set forth under "Essential Information" for each Trust in Part I of this Prospectus, based upon the largest aggregate principal amount of Bonds in such Trust at any time during such monthly period.

      The Trustee's and Evaluator's fees are deducted first from the Interest Account of a Trust to the extent funds are available and then from the Principal Account. Such fees may be increased without approval of Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor. In addition, the Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions).

      Expenses incurred in establishing the Trusts, including the cost of the initial preparation of documents relating to the Trusts, federal and state registration fees, the initial fees and expenses of the Trustee, legal expenses and any other non-material out-of-pocket expenses, will be paid by the Trusts and amortized over the lesser of five years or the life of the Trusts. The following additional charges are or may be incurred by the Trusts: (i) fees for the Trustee's extraordinary services; (ii) expenses of the Trustee (including legal and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Bonds) and of bond counsel, if any;
(iii) various governmental charges; (iv) expenses and costs of any action taken by the Trustee to protect a Trust or the rights and interests of the Unitholders; (v) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of a Trust not resulting from negligence, bad faith or willful misconduct on its part; (vi) indemnification of the Sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct; and (vii) expenditures incurred in contacting Unitholders upon termination of the Trusts. The fees and expenses set forth herein are payable out of the appropriate Trust and, when owing to the Trustee, are secured by a lien on such Trust. Fees or charges relating to all Trusts shall be allocated to each Trust in the same ratio as the principal amount of such trust bears to the total principal amount of all Trusts. Fees or charges relating solely to a particular Trust shall be charged only to such Trust.

      Fees and expenses of the Trusts shall be deducted from the Interest Account thereof, or, to the extent funds are not available in such Account, from the Principal Accounts. The Trustee may withdraw from the Principal Account or the Interest Account of any Trust such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of the Trust. Amounts so withdrawn shall be credited to a separate account maintained for a Trust known as the Reserve Account and shall not be considered a part of the Trust when determining the value of the Units until such time as the Trustee shall return all or any part of such amounts to the appropriate account.


DISTRIBUTIONS TO UNITHOLDERS

      Interest received by the Trustee on the Bonds in each Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due or defaulted Bonds, shall be credited to the "Interest Account" of such Trust and all other moneys received by the Trustee shall be credited to the "Principal Account" of such Trust.

      The pro rata share of cash in the Principal Account in each Trust will be computed as of each monthly Record Date (the 10th of each month) and distributions to the Unitholders as of such Record Date will be made on or shortly after the twentieth day of the month. Proceeds received from the disposition, including sale, call or maturity, of any of the Bonds and all amounts paid with respect to zero coupon bonds and Stripped Obligations will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next monthly Record Date. The Trustee is not required to make a distribution from the Principal Account of any Trust unless the amount available for distribution in such account equals at least ten cents per Unit.

      The pro rata share of the Interest Account in each Trust will be computed by the trustee each month as of each Record Date and distributions will be made on or shortly after the twentieth day of the month to Unitholders of such Trust as of the Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next Record Date under the applicable plan of distribution.

      The amount of the regular distributions will generally change when Bonds are redeemed, mature or are sold or when fees and expenses increase or decrease. For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Trust, the Trustee is authorized to advance such amounts as may be necessary to provide for interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

      As of the first day of each month the Trustee will deduct from the Interest Account of a Trust or, to the extent funds are not sufficient therein, from the Principal Account of a

Trust, amounts needed for payment of expenses of such Trust. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee shall withdraw from the Interest Account and the Principal Account of Trust such amounts as may be necessary to cover redemptions of Units of such Trust by the Trustee. Funds which are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures.

      Distribution Reinvestment. Certain Unitholders of the Trusts may elect to have distributions of principal (including capital gains, if any) or interest or both automatically invested without charge in shares of certain mutual funds which are registered in such Unitholder's state of residence and are advised by Fidelity Management & Research Company, an affiliate of the Sponsor (the "Fidelity Funds"). Ask your financial consultant regarding the availability of distribution reinvestment.

      Since the portfolio securities and investment objectives of the Fidelity Funds generally will differ significantly from that of the Trusts, Unitholders should carefully consider the consequences before selecting such Fidelity Funds for reinvestment. Detailed information with respect to the investment objectives and the management of the Fidelity Funds is contained in their respective prospectuses, which can be obtained from the Sponsor upon request. An investor should read the prospectus of the reinvestment fund selected prior to making the election to reinvest. Unitholders who desire to have such distributions automatically reinvested should inform their investment professional at the time of purchase or should file with the Trustee a written notice of election.

      Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Trustee an election to have such distributions reinvested without charge. Such election, and any changes thereof, must be received by the Trustee at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the trustee. See "Distributions to Unitholders."


REPORTS TO UNITHOLDERS

      The Trustee shall furnish Unitholders of a Trust in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding and a year to date summary of all distributions paid on said Units. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement with respect to such Trust
(i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), and, except for any State Trust, the percentage of such interest by states in which the issuers of the Bonds are located, deductions for fees and expenses of such Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchase of Replacement Bonds, the amount paid upon redemption of Units, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Unit Value based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.


UNIT VALUE AND EVALUATION

      The value of each Trust is determined by the Trustee on the basis of (1) the cash on hand in a Trust or moneys in the process of being collected, (2) the value of the Bonds in a Trust as determined by the Evaluator based on the bid prices of the Bonds and (3) interest accrued thereon not subject to collection, less (1) amounts representing taxes or governmental charges payable out of a Trust and (2) the accrued expenses of a Trust. The result of such computation is divided by the number of Units of such Trust outstanding as of the date thereof to determine the per Unit value ("Unit Value") of such Trust. The Evaluator may determine the value of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds or (4) by any combination of the above.

      Because the insurance obtained by the Sponsor or by the issuers of Bonds with respect to the Bonds in the Trusts is effective so long as such Bonds are outstanding, such insurance will be taken into account in determining the bid and offering prices of such Bonds and therefore some value attributable to such insurance will be included in the value of Units of Trusts that include such Bonds.


OWNERSHIP AND TRANSFER OF UNITS

      The ownership of Units is evidenced by book entry positions recorded on the books and records of the Trustee unless the Unitholder expressly requests that the purchased Units be evidenced in Certificate form. The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any

Unitholder who holds a Certificate may chance to book entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book entry form. Likewise, a Unitholder who holds Units in book entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book entry Unitholders will receive a Book Entry Position Confirmation reflecting their ownership.

      Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee, at its address, 4 New York Plaza, New York, New York 10004, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholder. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued. Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith.

      Replacement of Lost, Stolen or Destroyed Certificates. To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary, but currently amounts to 1% of the market value of the Units represented by the Certificate. In the case however, of a Trust as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.


REDEMPTION

      A Unitholder may redeem all or a portion of his or her Units by tendering to the Trustee certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, properly endorsed or accompanied by a written instrument or instruments of transfer in a form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. Certificates should be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers.

      On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee, as of 4:00 p.m. eastern time on the date of tender (or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time) as defined hereafter, plus accrued interest to, but not including, the third business day after the date of tender ("Redemption Price"). The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Bonds on the date of tender. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

      The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that as regards a redemption request received after 4:00 p.m. eastern time (or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time) or on any day on which the New York Stock Exchange (the "Exchange") is normally closed, the date of tender is the next day on which such Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

      Accrued interest paid on redemption shall be withdrawn from the Interest Account of the appropriate Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Bonds of a Trust in order to make funds available for redemption. (See "Trust Administration.") Units so redeemed shall be canceled. To the extent that Bonds are sold from a Trust, the size and diversity of such Trust will be reduced. Such sales maybe required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

      The Redemption Price is determined on the basis of the bid prices of the Bonds in each Trust as of 4:00 p.m. eastern time on any day on which the Exchange is normally open for trading (or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time) and such determination is made. As of any given time, the difference between the bid and offering prices of such Bonds may be expected to average 1/2% to 2% of principal amount. In the case of actively traded Bonds, the difference may be as little as 1/4 to 1/2 of 1%, and in the case of inactively traded Bonds such difference usually will not exceed 3%.

      The right of redemption maybe suspended and payment postponed for any period during which the Securities and Exchange Commission determines that trading in the municipal bond market is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

      Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming, Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker at the time the Certificate or Book Entry Return Confirmation is issued, and this number is printed on the Certificate or Book Entry Return Confirmation and on distribution statements. If a Unitholder's tax identification number does not appear as described above, or if it is incorrect, the Unitholder should contact the Trustee before redeeming Units to determine what action, if any, is required to avoid this "back-up withholding."


PURCHASE OF UNITS BY THE SPONSOR

      The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee. See "Redemption." The Sponsor's current practice is to bid at the Redemption Price in the secondary market. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.


TRUST ADMINISTRATION

      Bonds will be removed from a Trust as they mature or are redeemed by the issuers thereof. See Part I of this Prospectus and "Risk Factors" for a discussion of call provisions of portfolio Bonds.

      The Indenture also empowers the Trustee to sell Bonds for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which income may not be available. Under the Indenture, the Sponsor is obligated to provide the Trustee with a current list of Bonds in each Trust to be sold in such circumstances. In deciding which Bonds should be sold the Sponsor intends to consider, among other things, such factors as: (1) market conditions; (2) market prices of the Bonds; (3) the effect on income distributions to Unitholders of the sale of various Bonds; (4) the effect on principal amount of underlying Bonds per Unit of the sale of various Bonds; (5) the financial condition of the issuers; and (6) the effect of the sale of various Bonds on the investment character of a Trust. Such sales, if required, could result in the sale of Bonds by the Trustee at prices less than original cost to a Trust. To the extent Bonds are sold, the size and diversity of such Trust will be reduced.

      In addition, the Sponsor is empowered to direct the Trustee to liquidate Bonds upon the happening of certain other events, such as default in the payment of principal and/or interest, an action of the issuer that will adversely affect its ability to continue payment of the principal of and interest on its Bonds, or an adverse change in market, revenue or credit factors affecting the investment character of the Bonds. If a default in the payment of the principal of and/or interest on any of the Bonds occurs, and if the Sponsor fails to instruct the Trustee whether to sell or continue to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Indenture provides that the Trustee shall liquidate said Bonds forthwith and shall not be liable for any loss so incurred. The Sponsor may also direct the Trustee to liquidate Bonds in a Trust if the Bonds in such Trust are the subject of an advanced refunding, generally considered to be when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the refunded Bonds on their redemption date.

      The Indenture does not permit either the Sponsor or the Trustee to acquire or deposit bonds either in addition to, or in substitution for, any of the Bonds initially deposited in a Trust.


THE TRUSTEE

      The Trustee is The Chase Manhattan Bank whose address is 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.


LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE

      The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence (gross negligence in the case of the Sponsor), lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

      The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee maybe required to pay under any present or future law of the United States of America or of any other taxing authority having, jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

SUCCESSOR TRUSTEES AND SPONSORS

      The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice of resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

      If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

      If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture (1) appoint a successor sponsor or (2) terminate the Indenture and liquidate the Trusts.


THE SPONSOR

      National Financial Services Corporation (NFSC) is a registered broker and dealer and a member of The New York Stock Exchange, Inc., and various other national and regional exchanges. As a securities broker and dealer, NFSC is engaged in various securities trading, brokerage and clearing activities serving a diverse group of domestic corporations.
institutional and individual investors, and brokers and dealers.

      NFSC is a wholly owned subsidiary of Fidelity Global Brokerage Group, Inc. NFSC was incorporated in Massachusetts, June 3, 1981. Fidelity Global Brokerage Group, Inc. is a wholly owned subsidiary of FMR Corp. ("FMR"). Edward C. Johnson III owns approximately 12% and Abigail P. Johnson owns approximately 24.5% of the issued and outstanding shares of the Voting Common Stock of FMR. Members of the Edward C. Johnson III family and trusts for their benefit control up to 49% of the voting shares of FMR.

      Fidelity Management & Research Company a subsidiary of FMR, is the management arm of Fidelity Investments, which was established in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. It is now America's largest mutual fund manager and as of May 31,

1998, it manages more than $590 billion in assets in over 38 million individual shareholder accounts.

      If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of actions or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Trust Agreement and liquidate the Trusts as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

      The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to these Trusts. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trusts. More comprehensive financial information can be obtained upon request from the Sponsor.

      To help advisers and investors better understand and more efficiently use an investment in the Trusts to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trusts, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by NFSC, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Trusts' Sponsor may produce software or additional sales literature to promote the advantages of using the Trusts to meet these and other specific investor needs.


OTHER INFORMATION

      Amendment of Indenture. The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which maybe defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture may not be amended to increase the number of Units in any Trust or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in any Trust except for the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

      Termination of Indenture. Each Trust may be liquidated at any time by written consent of 66-2/3% of the Unitholders or by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the original principal amount of such Trust and will be liquidated by the Trustee in the event that Units not yet sold aggregating more than 60% of the Units originally created are tendered for redemption by the Sponsor thereby reducing the net worth of such Trust to less than 40% of the principal amount of the Bonds originally deposited in the portfolio. (See "Essential Information" appearing in Part I of this Prospectus.) The sale of Bonds from the Trusts upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution.

      Written notice of any termination specifying the time or times at which Unitholders may surrender their Certificates, if any, for cancellation shall be given by the Trustee to each Unitholder at the address appearing on the registration books of a Trust maintained by the Trustee. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds in a Trust then held and shall deduct from the assets of such Trust any accrued costs, expenses or indemnities provided by the Indenture which are allocable to such Trust, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee shall then distribute to Unitholders of such Trust their pro rata share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

      Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Special counsel for the Trusts for respective state tax matters are named in "State Considerations and State Tax Status." Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, has acted as counsel for the Trustee with respect to the Series, and, in the absence of a New York Trust from the Series, as special New York tax counsel for the Series.

      Auditors. The financial statements for each Trust at the date of Part I of this Prospectus have been audited by Deloitte & Touche LLP, independent public accountants, as indicated in their report in Part I of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in giving said report.

DESCRIPTION OF BOND RATINGS*

      Standard & Poor's. A brief description of the applicable Standard & Poor's ratings symbols and their meanings follows:

      A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


--------

*     As published by the ratings companies.

      The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

            I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

            II. Nature of and provisions of the obligation; and

           III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

--------

** Bonds insured by Financial Guaranty Insurance Company, AMBAC Indemnity Corporation, Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's.

      Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his/her own judgment with respect to such likelihood and risk.

      Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include merges, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact. On credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

      Bonds insured by Financial Guaranty Insurance Company, AMBAC Indemnity Corporation, Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's

      Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

      A 1 and Baa 1 - Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

      Baa - Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside form occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

      Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Fidelity Defined Trusts Municipal Income Trust, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Boston and State of Massachusetts on the 1st day of July, 1998.

                                      Fidelity Defined Trusts Municipal
                                       Income Trust, Series 1
                                         (Registrant)

                                      By National Financial Services Corporation
                                         (Depositor)


                                      By    /s/David J. Pearlman
                                         -------------------------------------
                                                Assistant Clerk
(Seal)

      Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities on May 1, 1998:

Norman R. Malo
------------------------
Norman R. Malo                President and Chief Operating Officer

*James H. Messenger
------------------------
James H. Messenger            Director and Chief Executive Officer


*Timothy M. McKenna
------------------------
Timothy M. McKenna            Director


John J. Mulherin
------------------------
John J. Mulherin              Director


Kenneth A. Rathgeber
------------------------
Kenneth A. Rathgeber          Director

Kenneth Klipper
------------------------
Kenneth Klipper               Vice President and Chief Financial Officer


David J. Pearlman
------------------------
(Attorney-in-fact)*



      * An executed copy of the related powers of attorney were filed as Exhibit
7.1 to the initial Registration Statement on Form S-6 for Fidelity Defined Trusts, Series 1 as filed on August 29, 1995 (File No. 33-62243) and the same is hereby incorporated herein by this reference.


                                      S-3